EXHIBIT 10.42

                                IPVOICE.COM, INC.
                             2000 STOCK OPTION PLAN


1. GRANT OF OPTIONS; GENERALLY. In accordance with the provisions hereinafter set forth in this stock option plan, the name of which is the IPVOICE.COM 2000 STOCK OPTION PLAN (the "Plan"), the Board of Directors (the "Board") or, a committee designated by the Board as the stock compensation committee (the "Stock Compensation Committee") of IPVoice.com, Inc. (the "Corporation") is hereby authorized to issue from time to time on the Corporation's behalf to any one or more Eligible Persons, as hereinafter defined, options to acquire shares of the Corporation's $.001 par value per share common stock (the "Stock").

2. TYPE OF OPTIONS AND AWARDS. The Board or the Stock Compensation Committee is authorized to issue non-qualified awards ("Award" or "Awards")and options which meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), which options are hereinafter referred to collectively as ISO's, or singularly as an ISO. The Board or the Stock Compensation Committee is also, in its discretion, authorized to issue options and Awards which are not ISO's, which options and Awards are hereinafter referred to collectively as NSO's, or singularly as an NSO. The Board or the Stock Compensation Committee is also authorized to issue "Reload Options" in accordance with Paragraph 10 herein, which options are hereinafter referred to collectively as Reload Options, or singularly as a Reload Option. Except where the context indicates to the contrary, the term "Option" or "Options" means ISO's, NSO's and Reload Options.

3. AMOUNT OF STOCK. The aggregate number of shares of Stock which may be purchased pursuant to the exercise of Options or awarded hereunder shall be One Million (1,000,000) shares. Of this amount, the Board or the Stock Compensation Committee shall have the power and authority to designate whether any Options so issued shall be ISO's or NSO's, subject to the restrictions on ISO's contained elsewhere herein. If an Option ceases to be exercisable, in whole or in part, the shares of Stock underlying such Option shall continue to be available under this Plan. Further, if shares of Stock are delivered to the Corporation as payment for shares of Stock purchased by the exercise of an Option granted under this Plan, such shares of Stock shall also be available under this Plan. If there is any change in the number of shares of Stock on account of the declaration of stock dividends, recapitalization resulting in stock split-ups, or combinations or exchanges of shares of Stock, or otherwise, the number of shares of Stock available for Awards or purchase upon the exercise of Options, the shares of Stock subject to any Award or Option and the exercise price of any outstanding Option shall be appropriately adjusted by the Board or the Stock Compensation Committee. The Board or the Stock Compensation Committee shall give notice of any adjustments to each Eligible Person granted an Option or Award under this Plan, and such adjustments shall be effective and binding on all Eligible Persons. If because of one or more recapitalizations, reorganizations or other corporate events, the holders of outstanding Stock receive something other than shares of Stock then, upon exercise of an Option or surrender of the awarded Stock, the Eligible Person will receive what the holder would have owned if the holder had surrendered awarded Stock or exercised the Option immediately before the first such corporate event and not disposed of anything the holder received as a result of the corporate event.

4.   ELIGIBLE PERSONS.

            (A) With respect to ISO's, an Eligible Person means any individual who has been employed by the Corporation or by any subsidiary of the Corporation, for a continuous period of at least sixty (60) days.



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            (B)  With  respect  to  NSO's,  an  Eligible  Person  means  (i) any individual who has been employed by the Corporation or by any subsidiary of the Corporation, for a continuous period of at least sixty (60) days, (ii) any director of the Corporation or any subsidiary of the Corporation or (iii) any consultant or advisor of the Corporation or any subsidiary of the Corporation.

            (C) With respect to Awards, an Eligible Person means any director of the Corporation or any subsidiary of the Corporation.

5.   GRANT OF OPTIONS AND AWARDS.

            (A) The Board or the Stock Compensation Committee has the right to issue the Options and Awards established by this Plan to Eligible Persons. The Board or the Stock Compensation Committee shall follow the procedures prescribed for it elsewhere in this Plan. A grant of Options or Awards shall be set forth in a writing signed on behalf of the Corporation or by a majority of the members of the Stock Compensation Committee. In the case of an Option, the writing shall identify whether the Option being granted is an ISO or an NSO and shall set forth the terms which govern the Option. The terms shall be determined by the Board or the Stock Compensation Committee, and may include, among other terms, the number of shares of Stock that may be acquired pursuant to the exercise of the Options, when the Options may be exercised, the period for which the Option is granted and including the expiration date, the effect on the Options if the Eligible Person terminates employment, whether the Eligible Person may deliver shares of Stock to pay for the shares of Stock to be purchased by the exercise of the Option and any vesting provisions applicable to the options. However, no term shall be set forth in the writing which is inconsistent with any of the terms of this Plan. The terms of an Award or Option granted to an Eligible Person may differ from the terms of an Award or Option granted to another Eligible Person, and may differ from the terms of an earlier Award or Option granted to the same Eligible Person, including terms relative to change of control.

            (B) To the extent any Option terminates, expires or lapses under the terms of any applicable vesting provision, any shares of Stock subject to the Option will be available for the grant of any other Award or Option under this Plan.

            (C) In order to assure the viability of Awards or Options granted under this Plan to Eligible Persons who are employees of the Corporation located in foreign countries, the Board or Stock Compensation Committee may provide such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy or custom.

6. AWARD AND OPTION PRICES. An Award or Option price per share shall be determined by the Board or the Stock Compensation Committee at the time any Award or Option is granted, and shall be not less than

            (A) except in the case of an ISO granted to a ten percent or greater shareholder, the fair market value,

            (B) in the case of an ISO granted to a ten percent or greater stock-holder, 110% of the fair market value,

            (C) in the case of an NSO, not less than 75% of the fair market value (but in no event less than the par value) of one share of Stock on the date the Option is granted, as determined by the Board or the Stock Compensation Committee.

            (D) In the case of an Award, not less than 75% of the fair market value (but in no event less than the par value) of one share of Stock on the date the Award is granted, as determined by the Board or the Stock Compensation Committee.



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            (E) Fair market value as used herein shall be not less than:

                        (i) If shares of Stock shall be traded on an exchange or over-the-counter market, the mean between the high and low sales prices of Stock on such exchange or over-the-counter market on which such shares shall be traded on that date, or if such exchange or over-the-counter market is closed or if no shares shall have traded on such date, on the last preceding date on which such shares shall have traded.

                        (ii) If shares of Stock shall not be traded on an exchange or over-the-counter market, the value as determined by a recognized appraiser as selected by the Board or the Stock Compensation Committee.

7.   PURCHASE OF SHARES ON EXERCISE OF OPTIONS AND AWARD OBLIGATIONS.

            An Option shall be exercised by the tender to the Corporation of the full purchase price of the Stock with respect to which the Option is exercised and written notice of the exercise. The purchase price of the Stock shall be in United States dollars, payable in cash or by check, or in property or Corporation stock, if so permitted by the Board or the Stock Compensation Committee in accordance with the discretion granted in Paragraph 5 hereof, having a value equal to such purchase price. The Corporation shall not be required to issue or deliver any certificates for shares of Stock awarded or purchased upon the exercise of an Option prior to

            (A) if requested by the Corporation, the filing with the Corporation by the Eligible Person of a representation in writing that it is the Eligible Person's then present intention to acquire the Stock being purchased for investment and not for resale, and/or

            (B) the completion of any registration or other qualification of such shares under any government regulatory body, which the Corporation shall determine to be necessary or advisable.

8.   GRANT OF AWARDS.

            (A) The Board may grant each employee or non-employee Director, upon first being appointed or elected to the Board of Directors, ___________ (________) shares of Stock and/or Options to purchase _______________ (____________) shares of Stock (or such higher number of shares and/or Options to purchase shares as determined by the Board or Stock Compensation Committee for recruitment purposes), which Options to purchase shares shall be NSO's regardless of the employment status of the Director of the Company.

            (B) Following the annual meeting of the Stockholders each year, the Board may grant each employee or non-employee Director, upon first being appointed or elected to the Board of Directors, ___________ (________) shares of Stock and/or Options to purchase _______________ (____________) shares of Stock (or such higher number of shares and/or Options to purchase shares as determined by the Board or Stock Compensation Committee for recruitment purposes), which Options to purchase shares shall be NSO's regardless of the employment status of the Director of the Company.

9.   $100,000 PER YEAR LIMITATION.

            (A) In general. To the extent that the aggregate fair market value of Stock with respect to which ISO's (determined without regard to this subsection) are exercisable for the first time by any individual during any calendar year (under all plans of the Corporation and its parent and subsidiary corporations) exceeds $100,000, such options shall be treated as options which are not ISO's.


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            (B) Ordering Rule. Subparagraph (A) of this section shall be applied by taking options into account in the order in which they were granted.

            (C) Determination of fair market value. For purposes of subparagraph
(A) of this section, the fair market value of any Stock shall be determined as of the time the option with respect to such Stock is granted.

10. GRANT OF RELOAD OPTIONS. In granting an Option under this Plan, the Board or the Stock Compensation Committee may include a Reload Option provision therein, subject to the provisions set forth in Paragraphs 22 and 23 herein. A Reload Option provision provides that if the Eligible Person pays the exercise price of shares of Stock to be purchased by the exercise of an ISO, NSO or another Reload Option (the "Original Option") by delivering to the Corporation shares of Stock already owned by the Eligible Person (the "Tendered Shares"), the Eligible Person shall receive a Reload Option which shall be a new Option to purchase shares of Stock equal in number to the tendered shares. The terms of any Reload Option shall be determined by the Board or the Stock Compensation Committee consistent with the provisions of this Plan.

11. STOCK COMPENSATION COMMITTEE. The Stock Compensation Committee may be appointed from time to time by the Corporation's Board of Directors. The Board may from time to time remove members from or add members to the Stock Compensation Committee. The Stock Compensation Committee shall be constituted so as to permit the Plan to comply in all respects with the provisions set forth in Paragraph 21 herein. The members of the Stock Compensation Committee may elect one of its members as its chairman. The Stock Compensation Committee shall hold its meetings at such times and places as its chairman shall determine. A majority of the Stock Compensation Committee's members present in person shall constitute a quorum for the transaction of business. All determinations of the Stock Compensation Committee will be made by the majority vote of the members constituting the quorum. The members may participate in a meeting of the Stock Compensation Committee by conference telephone or similar communications equipment by means of which all members participating in the meeting can hear each other. Participation in a meeting in that manner will constitute presence in person at the meeting. Any decision or determination reduced to writing and signed by all members of the Stock Compensation Committee will be effective as if it had been made by a majority vote of all members of the Stock Compensation Committee at a meeting which is duly called and held.

12. ADMINISTRATION OF PLAN. In addition to granting Awards and Options and to exercising the authority granted to it elsewhere in this Plan, the Board or the Stock Compensation Committee is granted the full right and authority to interpret and construe the provisions of this Plan, promulgate, amend and rescind rules and procedures relating to the implementation of the Plan and to make all other determinations necessary or advisable for the administration of the Plan, consistent, however, with the intent of the Corporation that Options granted or Stock awarded pursuant to the Plan comply with the provisions of Paragraph 22 and 23 herein. All determinations made by the Board or the Stock Compensation Committee shall be final, binding and conclusive on all persons including the Eligible Person, the Corporation and its stockholders, employees, officers and directors and consultants. No member of the Board or the Stock Compensation Committee will be liable for any act or omission in connection with the administration of this Plan unless it is attributable to that member's willful misconduct.

13. PROVISIONS APPLICABLE TO ISO's. The following provisions shall apply to all ISO's granted by the Board or the Stock Compensation Committee and are incorporated by reference into any writing granting an ISO:

            (A) An ISO may only be granted on or before December 31, 2005.



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            (B)  An  ISO may  not  be  exercised after the expiration of six (6)
years from the date the ISO is granted.

            (C) The Option price may not be less than the fair market value of the Stock at the time the ISO is granted.

            (D) An ISO is not transferrable by the Eligible Person to whom it is granted except by will, or the laws of descent and distribution, and is exercisable during his or her lifetime only by the Eligible Person.

            (E) If the Eligible Person receiving the ISO owns at the time of the grant stock possessing more than 10% of the total combined voting power of all classes of stock of the employer corporation or of its parent or subsidiary corporation (as those terms are defined in the Code), then the Option price shall be at least 110% of the fair market value of the Stock, and the ISO shall not be exercisable after the expiration of five (5) years from the date the ISO is granted.

            (F) Even if the shares of Stock which are issued upon exercise of an ISO are sold within one (1) year following the exercise of such ISO so that the sale constitutes a disqualifying disposition for ISO treatment under the Code, no provision of this Plan shall be construed as prohibiting such a sale.

            (G) The Plan was adopted by the Corporation on December 9, 1999, by virtue of its approval by the Corporation's Board of Directors. Approval by the stockholders of the Corporation is to occur prior to December 8, 2000.

14. DETERMINATION OF FAIR MARKET VALUE. In granting ISO's, NSO's or Awards under this Plan, the Board or the Stock Compensation Committee shall make a good faith determination as to the fair market value of the Stock at the time of granting the ISO, NSO or Award.

15. RESTRICTIONS ON ISSUANCE OF STOCK. The Corporation shall not be obligated to sell or issue any shares of Stock pursuant to an Award or the exercise of an Option unless the Stock with respect to which the Option is being exercised is at that time effectively registered or exempt from registration under the Securities Act of 1933, as amended, and any other applicable laws, rules and regulations. The Corporation may condition issuance of Stock pursuant to an Award or the exercise of an Option granted in accordance herewith upon receipt from the Eligible Person, or any other purchaser thereof, of a written representation that at the time of such Award or exercise it is his or her then present intention to acquire the shares of Stock for investment and not with a view to, or for sale in connection with, any distribution thereof; except that, in the case of a legal representative of an Eligible Person,"distribution" shall be defined to exclude distribution by will or under the laws of descent and distribution. Prior to issuing any shares of Stock pursuant to an Award or the exercise of an Option, the Corporation shall take such steps as it deems necessary to satisfy any withholding tax obligations imposed upon it by any level of government.

16. EXERCISE IN THE EVENT OF DEATH OF TERMINATION OF EMPLOYMENT, DIRECTORSHIP OR CONSULTANCY.

            (A) If an optionee shall die (i) while an employee, Director or acting as a consultant of the Corporation or a Subsidiary or (ii) within three
(3) months after termination of his employment, directorship or consultancy with the Corporation or a Subsidiary because of his disability, or retirement or otherwise, his Options may be exercised, to the extent that the optionee shall have been entitled to do so on the date of his death or such termination of employment, directorship or consultancy, by the person or persons to whom the optionee's right under the Option pass by will or applicable law, or if no such person has such right, by his executors or administrators, at any time, or from time to time. In the event of termination of employment, directorship or



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consultancy because of his death while an employee, director or consultant under this subsection, his Options may be exercised not later than the expiration date specified in Paragraph 5 or one (1) year after the optionee's death, whichever date is earlier.

            (B) If an optionee's employment by the Corporation or a Subsidiary, his directorship or consultancy shall terminate because of his disability and such optionee has not died within the following three (3) months, he may exercise his Options, to the extent that he shall have been entitled to do so at the date of the termination of his employment, directorship or consultancy, at any time, or from time to time, but not later than the expiration date specified in Paragraph 5 hereof or one (1) year after termination of employment, directorship or consultancy, whichever date is earlier.

            (C) If an optionee's employment, directorship or consultancy shall terminate by reason of his retirement in accordance with the terms of the Corporation's tax-qualified retirement plans or with the consent of the Board or the Stock Compensation Committee or involuntarily other than by termination for cause, and such optionee has not died within the following three (3) months, he may exercise his Option to the extent he shall have been entitled to do so at the date of the termination of his employment, directorship or consultancy at any time and from time to time, but not later than the expiration date specified in Paragraph 5 hereof or ninety (90) days after termination of employment, directorship or consultancy, whichever date is earlier.

            (D) If an optionee's employment, directorship or consultancy shall terminate for any reason other than death, disability, retirement, or for cause, the optionee may exercise his Option to the extent he shall have been entitled to do so at the date of the termination of his employment, directorship or consultancy at any time and from time to time, but not later than the expiration date specified in Paragraph 5 hereof or thirty (30) days after termination of employment, directorship or consultancy, whichever is earlier.

            (E) If the optionee's employment, directorship or consultancy shall terminate for cause, all rights to exercise his Option shall terminate at the date of such termination of employment, directorship or consultancy.

            (F) For purposes of this Paragraph 16, termination for cause shall mean termination of employment, directorship or consultancy by reason of the optionee's commission of a felony, fraud or willful misconduct which has resulted, or is likely to result, in substantial and material damage to the Corporation or a Subsidiary, all as the Board or the Stock Compensation Committee in its sole discretion may determine, and in the case of a Director, any other definition of cause contained within the Corporation's Articles or Bylaws then in effect.

17.  CORPORATE EVENTS.

            (A) Upon a "change in control" of the Corporation as defined herein, the Corporation will pay to the Eligible Person in cash, an amount equal to the number of shares exercisable under an Opinion or Options granted to Eligible Persons up to the date the change in the control of the Corporation occurs, whether such Options are vested, not vested or exercised, multiplied by the highest closing sale price of a share of the Corporation's Stock quoted during the 30-day period immediately preceding the date the change in control occurs on the composite tape for shares listed on the New York Stock Exchange; or if such shares are not quoted on the composite tape of the New York Stock Exchange, the highest closing sale price quoted during such period on the principal United States Securities Exchange registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on which such shares are listed; or if such shares are not listed on any such exchange, the highest closing bid quotation with respect to a share during the 30-day period preceding the date the change of control occurs on the National Association of Securities Dealers, Inc., automated quotation system or any similar system thin in general use; or if no such quotations are available, the fair market value of a share on the date the



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by a majority of disinterested  directors,  such amount being hereafter referred to as "Termination Option Payment". The Termination Option Payment will be paid to the Eligible Person within sixty (60) days after the change in control occurs and also will include an additional amount equal to:

                        (i) any excise tax imposed on the Eligible Person under the Internal Revenue Code by reason of Eligible Person's receipt of the Termination Options Payment above; plus

                        (ii) a gross-up payment to reflect any federal, state or local income tax or other taxes imposed on the Eligible Person by reason of the Eligible Person's receipt of the above Termination Option Payment.

            (B) For purposes of this Plan; "change of control" means any of the following:

                        (i) any merger of the Corporation in which the Corporation or a wholly owned subsidiary of the Corporation is not the continuing or surviving entity, or pursuant to which Stock would be converted to cash, securities or other property, other than a merger of the Corporation in which holders of the Corporation's Stock immediately prior to the merger have the same proportionate ownership of beneficial interest of Stock or other voting securities of the surviving entity immediately after the merger;

                        (ii) any sale, lease, exchange or other transfer (in one
(1) transaction or a series of related transactions) of assets or earning power aggregating more than 40% of the assets or earning power of the Corporation and its subsidiaries (taken as a whole), other than pursuant to sale- leaseback, structured finance or other form of financing transaction;

                        (iii)any plan or proposal for liquidation of dissolution of the Corporation that the Shareholders shall approve;

                        (iv)  any person  (as such term is defined in Section 13
(d) and 14(d) of the Exchange Act), other than any current Shareholder of the Corporation or affiliate thereof or any employee benefit plan of the Corporation or nay subsidiary of the Corporation or any entity holding shares of capital stock of the Corporation for or pursuant to the terms of any such employee benefit plan in its role as an agent or trustee for such plan, shall become the beneficial owner (within the meaning of Rule 13(d)(3) under the Exchange Act) of 20% or more of the Corporation's outstanding Stock; or

                        (v) during any period of two (2) consecutive years, individuals who at the beginning of such period shall fail to constitute a majority thereof, unless the election, or the nomination for election by the Corporation's Shareholders, of each new Director was approved by a vote of at least two-thirds (2/3) of the Directors then still in office who were Directors at the beginning of the period.

            (C) Adjustments. The number of shares awarded or exercisable under an Option shall be subject to adjustment in accordance with the provisions of this Subsection (C).

                        (i) Adjustments for Stock Splits and Combinations. If the Corporation shall at any time from time to time after the date of an Award or Option is granted, effect a stock split of the outstanding Stock, the applicable number of shares in effect immediately prior to the combination shall be proportionately increased. Any adjustment under this Subsection (C)(i) shall be effective at the close of business on the date the stock split or combination occurs.

                        (ii) Adjustments for Certain Dividends and Distributions If the Corporation shall at any time or from time after the date an Award or Option is granted, make or issue or set a record date for the determination of holders of Stock entitled to receive a dividend or other distribution payable in


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shares of Stock,  then, and in each event,  the  applicable  number of shares in effect immediately prior to such event shall be decreased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying as applicable, the applicable number of shares then in effect by a fraction;

                                    (a)    the  numerator  of which shall be the
total number of shares of Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date; and

                                    (b)    the denominator of which shall be the
total number of shares of Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Stock issuable in payment of such dividend or distribution.

                        (iii) Adjustment for Other Dividends and Distributions. If the Corporation shall at time or from time to time after the date an Award or Options is granted, make or issue or set a record date for the determination of holders of Stock entitled to receive a dividend or other distribution payable in other than shares of Stock, then, and in each event, an appropriate revision to the number of shares shall be made and provision shall be made (by adjustments of the number of shares or otherwise) so that the Eligible Person shall receive, in addition to the number of shares of Stock, the number of shares of additional Stock which they would have received as any other holder and, in the case of Options, the number of additional shares of Stock which they would have received if the Option had been exercised prior to such event, giving application to all adjustments called for during such period under this Subsection (C)(iii) with respect to the rights of the Eligible Person under this Plan.

                        (iv) Adjustment for Reclassification, Exchange or Sub-stitution. If the Common Stock at any time or form time to time after the date an Award or Option is granted shall be changed into the same or different number of shares of any class or classes of stock, whether by reclassification, exchanged, substitution or otherwise (other than by way of a stock split or combination of shares or stock dividends provided for in Subsections (C)(i),
(ii) and (iii), or a reorganization, merger, consolidation, or sale of assets provided for in Subsection (C)(v)), then and in each event, an appropriate revision to the numbers of shares shall be made and provisions shall be made (by adjustments of the number of shares of otherwise) so that the Eligible Person shall have the right thereafter to convert their shares or options into the kind and amount of shares of stock and other securities receivable upon reclassification, exchange, substitution or other change, by the Eligible Person of the number of shares of Stock into which such shares or Options, if such Options had been exercised prior to such event, might have been converted immediately prior to such reclassification, exchange, substitution or other change, all subject to further adjustment as provided herein.

                        (v) Adjustment for Reorganization, Merger, Consolidation or Sales of Assets. If at any time or from time to time after the date an Award or Option is granted there shall be a capital reorganization of the Corporation (other than by way of a stock split or combination of shares or stock dividends or distributions provided for in Subsection (C)(i), (ii) and (iii), or reclassification, exchange or substitution of shares provided for in Subsection
(C)(iv)), or a merger or consolidation of the Corporation with or into another corporation, or the sale of all substantially all of the Corporation's properties or assets to any other person, then as a part of such reorganization, merger, consolidation, or sale, an appropriate revision to the number of shares shall be made and provision shall be made (by adjustments of the number of shares or otherwise) so that the Eligible Person shall have the right thereafter to convert their shares or Options into the kind and amount of shares of stock and other securities or property of the Corporation or any successor corporation resulting from such reorganization, merger, consolidation, or sale, to which a holder of Stock deliverable upon conversion of such shares would have been entitled upon such reorganization, merger, consolidation, or sale. In any such case, appropriate adjustment shall be made in the application of the provisions of this Subsection(C)(v) with respect to the rights of the Eligible Person after the reorganization, merger, consolidation, or sale to the end that the provisions of this Subsection (C)(v) (including any adjustment in the applicable number of share then in effect and the number of shares of Stock or other securities deliverable upon exercise of ht Option) shall be applied after that event in as nearly an equivalent manner as may be practicable.

            (D) Further,  in the event of an  adjustment  pursuant to subsection
(C) of this Clause 17, the Corporation shall not be obligated to issue any fractional shares and the Board or Stock Compensation Committee shall determine, in its sole discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up or down as appropriate.

18. NO GUARANTEE OF EMPLOYMENT. Nothing in this Plan or in writing granting an Award or Option will confer upon any Eligible Person the right to continue in the employ of the Eligible Person's employer, or will interfere with or restrict in any way the right of the Eligible Person's employer to discharge such Eligible Person at any time for any reason whatsoever, with or without cause.

19. NONTRANSFERABILITY. No Option granted under the Plan shall be transferable other than by will or by the laws of descent and distribution. During the lifetime of the optionee, an Option shall be exercisable only by him.

20. NO RIGHTS AS STOCKHOLDER. No optionee shall have any rights as a stockholder with respect to any shares subject to his Option prior to the date of issuance to him of a certificate or certificates for such shares.

21. AMENDMENT AND DISCONTINUANCE OF PLAN. The Corporation's Board of Directors may amend, suspend or discontinue this Plan at any time. However, no such action may prejudice the rights of any Eligible Person who has prior thereto been granted Awards or Options under this Plan. Further, no amendment to this Plan which has the effect of (a) increasing the aggregate number of shares of Stock subject to this Plan (except for adjustments pursuant to Paragraph 17(C) herein), or (b) changing the definition of Eligible Person under this Plan, may be effective unless and until approval of the stockholders of the Corporation is obtained in the same manner as approval of this Plan is required. The Corporation's Board of Directors is authorized to seek the approval of the Corporation's stockholders for any other changes it proposes to make to this Plan which require such approval, however, the Board of Directors may modify the Plan, as necessary, to effectuate the intent of the Plan as a result of any changes in the tax, accounting or securities laws treatment of Eligible Persons and the Plan, subject to the provisions set forth in this Paragraph 21, and Paragraphs 22 and 23.

22. COMPLIANCE WITH RULE 16b-3. This Plan is intended to comply in all respects with Rule 16b-3 ("Rule 16b-3") promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), with respect to participants who are subject to Section 16 of the Exchange Act, and any provision(s) herein that is/are contrary to Rule 16b-3 shall be deemed null and void to the extent appropriate by either the Stock Compensation Committee or the Corporation's Board of Directors.

23. COMPLIANCE WITH CODE. The aspects of this Plan on ISO's is intended to comply in every respect with Section ss.422 of the Code and the regulations promulgated thereunder. In the event any future statute or regulation shall modify the existing statute, the aspects of this Plan on ISO's shall be deemed to incorporate by reference such modification. Any stock option agreement relating to any Option granted pursuant to this Plan outstanding and unexercised at the time any modifying statute or regulation becomes effective shall also be deemed to incorporate by reference such modification and no notice of such modification need be given to optionee. If any provision of the aspects of this Plan on ISO's is determined to disqualify the shares purchasable pursuant to the Options granted under this Plan from the special tax treatment provided by Code Section ss.422, such provision shall be deemed null and void and to incorporate by reference the modification required to qualify the shares for said tax treatment.

24. COMPLIANCE WITH OTHER LAWS AND REGULATIONS. The Plan, the grant of Awards, the grant and exercise of Options, and the obligation of the Corporation to sell and deliver Stock under such Awards and Options, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. The Corporation shall not be required to issue or deliver any certificates for shares of Stock prior to

            (A) the listing of such shares on any stock exchange or over-the-counter market on which the Stock may then be listed and

            (B) the completion of any registration or qualification of such shares under any federal or state law, or any ruling or regulation of any government body which the Corporation shall, in its sole discretion, determine to be necessary or advisable. Moreover, no Option may be exercised if its exercise or the receipt of Stock pursuant thereto would be contrary to applicable laws.

            (C) Until registered under the Securities Act of 1933, as amended (the "Act"), all Stock granted as an Award, any Option granted or any Stock issued upon exercise of an Option, shall be a "restricted" security as defined in Rule 144 promulgated under the Act and shall bear the following legend:

                        (i)    As to Shares:

                                    "The shares  represented by this certificate
                                    have   not   been   registered   under   the
                                    Securities Act of 1933. The shares have been
                                    acquired  for  investment  and  may  not  be
                                    offered,  sold or otherwise  transferred  in
                                    the  absence  of an  effective  registration
                                    statement   for   the   shares   under   the
                                    Securities Act of 1933, or a prior opinion of counsel satisfactory to the issuer, that registration is not required under the Act."

                        (ii)   As to Options:

                                    "This  Option  and the  securities  issuable
                                    upon the  exercise  of this  Option have not
                                    been registered  under the Securities Act of
                                    1933,  as amended (the "Act") or  applicable
                                    state  law and may not be sold,  transferred
                                    or otherwise  disposed of unless  registered
                                    under the Act and any  applicable  state act
                                    or unless  the  issuer  receives  an opinion
                                    from counsel for the holder and is satisfied
                                    that   this   Option   and  the   underlying
                                    securities   may  be   transferred   without
                                    registration under the Act"

25. DISPOSITION OF SHARES. In the event any share of Stock acquired by an Award or an exercise of an Option granted under the Plan shall be transferable other than by will or by the laws of descent and distribution within one (1) year of the date such Option or Award was granted or within one (1) year after the transfer of such Stock pursuant to such exercise, the optionee shall give prompt written notice thereof to the Corporation or the Stock Compensation Committee.

26. NAME. The Plan shall be known as the "IPVoice.com 2000 Stock Option Plan."

27. NOTICES. Any notice hereunder shall be in writing and sent by certified mail, return receipt requested or by facsimile transmission (with electronic or written confirmation of receipt) and when addressed to the Corporation shall be sent to it at its office, 5050 North 19th Avenue, Suite 416, Phoenix, AZ 85015 and when addressed to the Committee shall be sent to it at the above address subject to the right of either party to designate at any time hereafter in writing some other address, facsimile number or person to whose attention such notice shall be sent.

28. HEADINGS. The headings preceding the text of Sections and subparagraphs hereof are inserted solely for convenience of reference, and shall not constitute a part of this Plan nor shall they affect its meaning, construction or effect.

29. EFFECTIVE DATE. This Plan was adopted by the Board of Directors of the Corporation on December 8, 2000, approved by the shareholders on December 8, 2000 and shall be effective on January 1, 2000.

Dated as of ___________________.

                                    By: /s/ James Howson
                                        ---------------------
                                           James Howson,
                                           Chairman of the Board

                                    By:/s/ Anthony Welsh
                                       ----------------------
                                           Anthony Welsh,
                                           Secretary